UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015

ENDO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36326	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 18, 2015, Endo International plc (the “Company”) entered into an Agreement and Plan of Merger with Par Pharmaceutical Holdings, Inc. (“Par”), the Company’s subsidiaries, Endo Limited, Endo Health Solutions Inc., Hawk Acquisition Ireland Limited and Hawk Acquisition ULC (“Par Merger Sub”), and Shareholder Representative Services LLC, solely as representative of the Par stockholders, pursuant to which Par Merger Sub will merge with and into Par (the “Par Merger”), with Par surviving the Par Merger as an indirect wholly-owned subsidiary of the Company.

The Company is filing this Current Report on Form 8-K to provide certain risk factors related to Par’s business, attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Risk Factors Related to Par Pharmaceutical Holdings, Inc.’s business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2015

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President and Chief Legal Officer

Index of Exhibits

Exhibit Number	Description

99.1	Risk Factors Related to Par Pharmaceutical Holdings, Inc.’s business.

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